UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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VerifyMe, Inc.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VERIFYME, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

september 30, 2020

The annual meeting of stockholders (the “Annual Meeting”) of VerifyMe, Inc. will be held on Wednesday, September 30, 2020 at 10:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose as it relates to the ongoing COVID-19 pandemic. Therefore, after careful consideration, the board of directors has determined that the Annual Meeting will be conducted as a virtual meeting of stockholders. We believe this is the right decision for the Company at this time as it facilitates stockholder attendance and participation while safeguarding the health of our stockholders, directors and management team. You will be able to attend the Annual Meeting, vote your shares via the internet and submit your questions during the meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2020. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect seven directors;

•	to approve the VerifyMe, Inc. 2020 Equity Incentive Plan;

•	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our board of directors has fixed the close of business on August 13, 2020 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

We are following the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. The Notice of Internet Availability provides instructions on how to view our proxy materials for the Annual Meeting on the internet and vote, and request a printed copy of the proxy materials. These “e-proxy” rules allow us to provide you with the information you need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

By Order of the Board of Directors

Patrick White
President and Chief Executive Officer
Rochester, New York
August 20, 2020

Your Vote is Important. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by the internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, by mailing a proxy card or voting instruction form. We encourage you to vote using the internet, as it is the most cost-effective way to vote. Even if you have voted by internet, telephone or proxy card, you may still vote via the internet if you attend the virtual meeting. If you own your shares through a broker we encourage you to follow the instructions provided by your broker about how to vote. Unless you provide your broker with voting instructions, your broker may not vote your shares on non-discretionary items such on the proposal to elect the seven director nominees or the VerifyMe, Inc. 2020 Equity Incentive Plan.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON SEPTEMBER 30, 2020

Our proxy statement and Annual Report to Stockholders are available online at ww.proxyvote.com

VERIFYME, INC.

PROXY STATEMENT

For the 2020 Annual Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors of VerifyMe, Inc. (“VerifyMe,” the “Company,” “we,” “our,” or “us”), a Nevada corporation, is providing these proxy materials to you on the internet, or has delivered printed versions to you by mail, and is soliciting your proxy to vote at the annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, September 30, 2020 at 10:00 a.m., Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. You will be able to attend the Annual Meeting online, vote your shares, and submit your questions during the meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2020. There will not be a physical meeting location and you will not be able to attend in person. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about August 20, 2020.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We are following the Securities and Exchange Commission’s (the “SEC”) “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. As a result, we mailed the Notice of Internet Availability to many of our stockholders on or about August 20, 2020.

The Notice of Internet Availability provides instructions on how to:

•	View our proxy materials for the Annual Meeting on the internet and vote; and

•	Request a printed copy of the proxy materials.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

What is included in these proxy materials?

These proxy materials include:

•	Our Annual Report to Stockholders for the fiscal year ended December 31, 2019 (“fiscal year 2019”); and

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•	Notice of the 2020 Annual Meeting and proxy statement.

If you request and receive printed versions of the proxy materials by mail, these proxy materials also include a copy of the proxy card.

What am I voting on?

The board of directors is soliciting your proxy in connection with the Annual Meeting to be held on Wednesday, September 30, 2020 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: the election of seven directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal Two: the approval of the VerifyMe, Inc. 2020 Equity Incentive Plan;

•	Proposal Three: the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

How does the board of directors recommend I vote?

Our board of directors recommends that the stockholders vote their shares:

•	FOR the seven director nominees named in this proxy statement;

•	FOR the approval of the VerifyMe, Inc. 2020 Equity Incentive Plan; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who can vote at the Annual Meeting?

Only stockholders at the close of business on August 13, 2020, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the record date, there were 5,575,554 shares of our common stock outstanding and entitled to vote. Holders of our outstanding preferred stock are not entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on August 13, 2020, your shares of our common stock were registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on August 13, 2020, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

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For instructions on how to vote your shares at the Annual Meeting, see the “How do I vote?” section below.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting only by means of a live webcast. You will not be able to attend the meeting in person. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting. You will be able to listen to the Annual Meeting, submit questions and vote by going to www.virtualshareholdermeeting.com/VRME2020. If you wish to listen to the Annual Meeting, but do not wish to submit questions or vote during the Annual Meeting, you may go to www.virtualshareholdermeeting.com/VRME2020 and log in as a guest.

The Annual Meeting webcast will start at 10:00 a.m., Eastern Time, on Wednesday, September 30, 2020. We encourage you to access the meeting website prior to the start time to allow time for check in.

How do I register to attend the Annual Meeting?

You do not need to register to attend the Annual Meeting webcast. Follow the instructions on your Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) to access the Annual Meeting. See “Can I attend the Annual Meeting in person?” above.

How can I submit a question at the Annual Meeting?

Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/VRME2020, the virtual meeting website, after accessing the Annual Meeting with their 16-digit unique control number found on the Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) and by following the instructions available on the virtual meeting website. We request that questions submitted during the meeting include your contact information.

We will respond to questions received during the Annual Meeting promptly after the meeting. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore will not be answered.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC householding rules allow us to deliver a single Notice of Internet Availability to stockholders of record who share the same address. If you share an address with another stockholder and have received only one Notice of Internet Availability, but you would prefer to continue receiving a separate Notice of Internet Availability, you may request a separate copy of the Notice of Internet Availability at no cost to you by writing to the Corporate Secretary of the Company at VerifyMe, Inc., 75 S. Clinton Ave., Suite 510 Rochester, New York 14604, Attention: Corporate Secretary, or by calling (585) 736-9400. Alternatively, if you are currently receiving multiple copies of the Notice of Internet Availability at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of the Notice of Internet Availability to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the Notice of Internet Availability, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the Notice of Internet Availability and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

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What does it mean if I receive more than one Notice of Internet Availability or voting instruction card?

If you receive more than one Notice of Internet Availability or voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each Notice of Internet Availability or voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about August 20, 2020, at www.proxyvote.com. We are also making our 2019 Annual Report on Form 10-K available at the same time and by the same method. The 2019 Annual Report on Form 10-K is not a part of the proxy solicitation material and is not incorporated herein by reference.

How can I receive a printed copy of the proxy materials, including the annual report?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at 1-800-579-1639;

•	Internet at www.proxyvote.com; or

•	E-mail at sendmaterial@proxyvote.com. If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow on the Notice of Internet Availability included in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker, bank or nominee.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxyvote.com. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-800-690-6903.

•	By completing and mailing your proxy card.

•	At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2020. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

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Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2020. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of August 13, 2020, the record date for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 5,575,554 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	You are present and vote at the meeting;

•	You have voted by internet or telephone; or

•	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the seven directors	Plurality of the votes of the shares cast at the Annual Meeting

Two	To approve the VerifyMe, Inc. 2020 Equity Incentive Plan	Affirmative vote of a majority of the shares cast on the proposal

Three	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	Affirmative vote of a majority of the shares cast on the proposal

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How are votes counted?

For Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. In tabulating the voting results for the election of directors, only “FOR” votes are counted. If you elect to abstain in the election of directors, the abstention will not impact the outcome of the election. Broker non-votes are not counted and will not impact the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2 and 3. In tabulating the voting results for this proposal, “FOR” and “AGAINST” votes are counted. For Proposals 2 and 3, abstentions are not counted and will not impact the outcome of the vote. With respect to Proposal 2, broker non-votes are not counted and will not impact the outcome of the vote. A broker will have discretionary authority to vote on Proposal 3 relating to the ratification of the selection of our independent registered public accounting firm.

Who counts the votes?

Broadridge Financial Solutions, Inc. has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if no instructions are given, the shares represented by the proxy will be voted on your behalf as follows:

•	FOR the seven director nominees named in this proxy statement;

•	FOR the approval of the VerifyMe, Inc. 2020 Equity Incentive Plan; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted with respect to Proposal 1 and Proposal 2, which are non-routine proposals. Your broker, trustee or nominee has discretionary authority to vote your uninstructed shares with respect to Proposal 3, which is a routine proposal. Uninstructed shares with respect to which your broker does not have discretionary authority are known as “broker non-votes.”

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Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•	send a written notice that you are revoking your proxy to: VerifyMe, Inc., 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, Attention: Corporate Secretary, which must be received no later than September 29, 2020; or

•	attend the Annual Meeting webcast and vote during the meeting. Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote by submitting a later-dated vote on the internet or by telephone or by participating in the Annual Meeting webcast and by submitting a later vote during the meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, we have retained Advantage Proxy, Inc., a professional proxy solicitation firm, which will assist us in delivering the proxy materials and soliciting proxies for a fee of approximately $7,500.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting of stockholders each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders may submit proposals for inclusion in the proxy materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by April 22, 2021 to our Corporate Secretary, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604.

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Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director, you must provide a notice, delivered to or mailed and received at our office not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2021 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice of a nomination for our 2021 annual meeting of stockholders must be delivered to or mailed and received by our Corporate Secretary at our principal office, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, no later than July 2, 2021.

In addition, our Bylaws provide that for you to properly bring business before a meeting, you must provide timely notice in writing to our Corporate Secretary. To be timely, your notice must be delivered to or mailed and received at our office, not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2021 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice must be delivered to or mailed and received by our Corporate Secretary at our principal office, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, no later than July 2, 2021.

If you have any questions or need assistance with voting, please contact our proxy solicitor Advantage Proxy, Inc. toll free at 1-877-870-8565 or collect at 206-870-8565 or by email to ksmith@advantageproxy.com.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

The number of directors is established by the board and is currently set at seven. At the Annual Meeting, the seven persons listed below will be nominated as directors. The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

All of the board’s nominees for director were elected at the last annual meeting and were recommended by the Nominating and Corporate Governance Committee of our board of directors. All nominees have consented to serve if elected. In the event that any nominee should be unable to serve or for good cause will not serve, the proxies will be voted for the election of such other persons as the Nominating and Corporate Governance Committee may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our board of directors to conclude that each director or nominee for director should serve on our board of directors. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.

The board of directors unanimously recommends a vote FOR the election as directors each of the nominees listed below.

Nominees for Election as Directors:

Norman Gardner
Age: 77 Director since: November 1999 to January 2013; December 2016	Chairman of the Board Board Committee: Executive
Mr. Gardner, our founder, was previously a director and Vice-Chairman of the Company from the Company’s inception in November 1999 until January 2013. Mr. Gardner served as our Chief Executive Officer from November 1999 until January 2013, and from January 2017 until August 2017. Mr. Gardner has been a consultant to the Company since June 2017 and was previously a consultant to the Company from January 2013 until January 2017.

Experience and Qualifications

Mr. Gardner’s extensive knowledge of the Company’s products, structure, history, major stockholders and culture give him the qualifications, skills and financial expertise to serve on our board of directors.

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Chris Gardner
Age: 66 Director since: May 2019	Board Committee: Nominating and Corporate Governance (Chair)
Mr. Gardner is an international best-selling author and award-winning film producer. Mr. Gardner was a Senior Advisor to Wisdom Tree Investments, Inc. (NASDAQ:WETF), an exchange-traded fund, from June 2018 to June 2020. From October 2010 until April 2016, he was the Ambassador of Happyness for AARP, a nonprofit organization dedicated to empowering Americans age 50 and older. Mr. Gardner established the institutional brokerage firm of Gardner Rich and Company in 1989 that closed in December 2012. Chris Gardner is not related to Norman Gardner.

Experience and Qualifications

Mr. Gardner’s entrepreneurial experience and network of relationships which we believe are valuable assets to the Company and its growth give him the qualifications, skills and financial expertise to serve on our board of directors.

Marshall Geller
Age: 81 Director since: July 2017	Board Committee: Audit; Nominating and Corporate Governance; Executive; Mergers & Acquisitions (Chair)
Mr. Geller has been a director and a member of the audit committee of GP Strategies Corporation (NYSE:GPX) since 2002. Mr. Geller was a director of Wright Investors’ Service Holdings Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from January 2015 until October 2018. He is also currently a Director of Easy Smart Pay, a public-private partnership of the California State Association of Counties Finance Corporation. Mr. Geller formerly served as a director of California Pizza Kitchen, Inc., (formerly Nasdaq:CPKI) from 2008 until 2011, and Hexcel Corporation (NYSE:HXL) from 1994 until 2003. Mr. Geller was a founder of St. Cloud Capital, a Los Angeles based private equity fund, and Senior Investment Advisor from December 2001 until September 2017. He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Partner of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller is currently on the Board of Directors of UCLA Health System and on the Board of Governors of Cedars Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean’s Advisory Council for the College of Business & Economics at California State University, Los Angeles.

Experience and Qualifications

Mr. Geller’s financial and business experience, including as a managing partner of a private equity fund, and his many years of experience and expertise as an investor in and adviser to companies in various sectors as well as his experience with serving on the boards of directors of other public and private corporations give him the qualifications, skills and financial expertise to serve on our board of directors.

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Howard Goldberg
Age: 75 Director since: July 2017	Lead Independent Director Board Committee: Audit; Compensation; Nominating and Corporate Governance; Executive; Mergers & Acquisitions
Mr. Goldberg has served as our Lead Independent director during 2020, having served from time to time in that capacity. From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., the predecessor to VerifyMe, and provided consulting service to us again from 2016 through December 2017. Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999. From 1994 through 1998, Mr. Goldberg served as President, CEO and board member of Player’s International, a publicly traded company in the gaming business prior to its sale to Harrah’s Entertainment Inc. Mr. Goldberg served on the Board of Directors and Audit Committee of Imall Inc., a publicly traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the Board of Directors and the Audit Committee of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Goldberg served as a member of the Board of Trustees of Winthrop Realty Trust, a publicly traded real estate investment trust, from December 2003 to August 2016 when Winthrop’s assets were transferred to a liquidating trust. Mr. Goldberg was a member of Winthrop’s Audit Committee and Nominating and Corporate Governance Committee and was its lead independent trustee. Mr. Goldberg served as a trustee for Winthrop Realty Liquidating Trust until December 2019 when it was finally liquidated. Mr. Goldberg was a director of New York REIT, Inc. from March 2017 until October 2018, when it converted to a limited liability company called New York REIT LLC. Since October 2018, Mr. Goldberg has been a manager of New York REIT LLC. Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Experience and Qualifications

Mr. Goldberg’s experience as a director of other public companies and his legal expertise give him the qualifications, skills and financial expertise to serve on our board of directors.

Scott Greenberg
Age: 63 Director since: November 2019	Board Committee: Audit (Chair); Compensation; Mergers & Acquisitions
Mr. Greenberg has served as the Chairman of the Board of Directors of GP Strategies Corporation (NYSE:GPX) since August 2018. He previously served as Chief Executive Officer of GP Strategies from April 2005 until July 2020. He was also the President of GP Strategies from 2001 to 2006, Chief Financial Officer from 1989 until 2005, Executive Vice President from 1998 to 2001, Vice President from 1985 to 1998, and held various other positions with GP Strategies since 1981. Mr. Greenberg was also a Director of Wright Investors’ Service Holdings, Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from 2004 to 2015.

Experience and Qualifications

Mr. Greenberg’s significant experience and expertise in management, acquisitions and strategic planning, as well as many years of finance and related transactional experience give him the qualifications, skills and financial expertise to serve on our board of directors.

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Arthur Laffer
Age: 80 Director since: March 2019	Board Committee: Compensation (Chair)
Dr. Laffer is the founder and chairman of Laffer Associates, an institutional economic research and consulting firm. Dr. Laffer has served as a director of NexPoint Residential Trust Inc. (NYSE:NXRT) since May 2015 and NexPoint Real Estate Finance Inc. (NYSE:NREF) since February 2020. He was a director of EVO Transportation & Energy Services, Inc. (OTCPINK:EVOA) from August 2018 to December 2019 and the GEE Group Inc. (NYSE American:JOB) from January 2015 to March 2020. Dr. Laffer’s economic acumen and influence in triggering a world-wide tax-cutting movement in the 1980s have earned him the distinction in many publications as “The Father of Supply-Side Economics.” Dr. Laffer was a member of President Reagan’s Economic Policy Advisory Board for both of his two terms (1981-1989). Dr. Laffer also advised Prime Minister Margaret Thatcher on fiscal policy in the UK during the 1980s. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget under George Shultz. Additionally, Dr. Laffer served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. In June 2019, Dr. Laffer received the Presidential Medal of Freedom.

Experience and Qualifications

Dr. Laffer’s expertise in economics and his experience as a director of multiple companies give him the qualifications, skills and financial expertise to serve on our board of directors.

Patrick White
Age: 67 Director since: July 2017
Mr. White has served as our President and Chief Executive Officer since August 2017. Mr. White founded Document Security Systems, Inc. (NYSE:DSS), a technology company, serving as its Chief Executive Officer and director from August 2002 until December 2012 and as its business consultant from 2012 to March 2015. He has been a director of Box Score Brands, Inc. (formerly, U-Vend, Inc.) since 2009. Mr. White was a Financial Adviser for the Monroe County Government from April 2016 until May 2017. Mr. White worked as an independent consultant from March 2015 until March 2016. Mr. White was a consultant to the Company from June 2017 through August 2017, when he was appointed President and Chief Executive Officer.

Experience and Qualifications

Mr. White’s prior experience as the chief executive officer of a public company gives him the qualifications and skills to serve on our board of directors.

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CORPORATE GOVERNANCE

Board Meetings

The board of directors held nine meetings during fiscal year 2019. Each director then in office attended at least 75% of the total of board meetings and meetings of board committees on which he served during fiscal year 2019.

Director Independence

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our board of directors be independent. No director will qualify as independent unless the board affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our board has determined that Chris Gardner, Marshall Geller, Howard Goldberg, Scott Greenberg and Arthur Laffer are independent, and Laurence Blickman and Carl Berg, who resigned in February 2019, and Eugene Robin, who resigned in September 2019, were independent during the period of their service. Norman Gardner is not considered independent because he is our consultant, and Patrick White, President and Chief Executive Officer, is not an independent because he is our employee.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the board because we believe that our corporate governance is most effective when these positions are not held by the same person. The board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on generating sales, overseeing sales and marketing, and managing the day-to-day company operations, while our Chairman can focus his attention on board responsibilities.

Although the board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that having separate positions is the appropriate leadership structure for us at this time. Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our board of directors intends to periodically review our leadership structure.

Lead Independent Director

The board of directors has appointed a lead independent director, currently Howard Goldberg, in order to promote independent leadership of the board. The lead independent director presides over the executive sessions of the independent directors, chairs board meetings in the Chairman’s absence, and is available to engage directly with major stockholders where appropriate. The guidance and direction provided by the lead independent director reinforce the board’s independent oversight of management and contribute to communication among members of the board of directors.

Board Committees

The board of directors has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In 2018, the board also established a Finance and Uplisting Committee whose members consisted of Messrs. Geller (Chair), Goldberg and Laffer, which was dissolved on July 14, 2020. The table below shows the number of meetings held during fiscal year 2019 and the names of the directors who served during fiscal year 2019 and currently serving on each committee.

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Committee Name	Number of Meetings Held	Committee Members
Audit	6	Mr. Blickman (1) Mr. Geller Mr. Goldberg	Mr. Greenberg (2) Mr. Robin (3)
Compensation	2	Mr. Berg (1) Mr. C. Gardner (4) Mr. Geller (4)	Mr. Goldberg Mr. Greenberg Mr. Laffer (2)
Nominating and Corporate Governance Committee	1	Mr. Blickman (1) Mr. C. Gardner (2)	Mr. Geller Mr. Goldberg

(1) Messrs. Blickman and Berg served as directors and members of the committee until February 2019.

(2) Chair

(3) Mr. Robin served as a director and member of the Audit Committee until September 2019.

(4) The director served as a member of the committee until July 2020.

In addition on July 14, 2020, the board established an Executive Committee and a Mergers & Acquisitions Committee. The current members of the Executive Committee are Messrs. N. Gardner (Chair), Geller and Goldberg. The current members of the Mergers & Acquisitions Committee are Messrs. Geller (Chair), Goldberg and Greenberg.

Each committee acts pursuant to a written charter adopted by our board of directors. The current charters for each board committee are available on our website, www.verifyme.com under the heading, “Investors” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

Audit Committee

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management our annual and interim financial statements and all matters relating to the annual audit of the Company. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

The Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The board of directors has determined that each member of the audit committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The board of directors has further determined that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

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The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee considers the annual performance evaluation of the Chief Executive Officer conducted by the board in light of our goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its stockholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full board.

The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters. The committee administers the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers and other employees and consultants.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

The board of directors has determined that each member of the Compensation Committee meets the independence requirements applicable to compensation committee members under the Nasdaq listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the board, consistent with criteria approved by the board; recommends to the board the director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected; recommends to the board candidates to fill any vacancies on the board; develops, recommends to the board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the board and management.

In recommending director nominees for the next annual meeting of stockholders, the Nominating and Corporate Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise. The committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate’s compliance with the independence and other qualification requirements established by the committee. The committee also recommends candidates to fill positions on committees of the board.

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In selecting and recommending candidates for election to the board or appointment to any committee of the board, the committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the board (including its size and structure).

The committee develops and recommends to the board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, the committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of our Amended and Restated Articles of Incorporation and Bylaws. If we are subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The committee oversees the evaluation of the board and management. It also develops and recommends to the board a set of corporate governance guidelines applicable to us, which the committee shall periodically review and revise as appropriate. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention.

The board of directors has determined that each member of the Nominating and Corporate Governance Committee meets the director independence requirements of the Nasdaq listing standards.

Executive Committee

The Executive Committee acts on behalf of the board between regularly scheduled board meetings, and subject to certain limitations imposed by applicable legal or regulatory requirements, may exercise during such intervals, all of the powers of the board in the management of the business, affairs and property of our Company.

Mergers & Acquisitions Committee

The Mergers & Acquisitions Committee is empowered to review and assess, and assist the board in reviewing and assessing, potential mergers, acquisitions, joint ventures and strategic investments.

Board Diversity

While we do not have a formal policy on diversity, the board considers diversity to include the skill set, background, reputation, type and length of business experience of the board members as well as a particular nominee’s contributions to that mix.  The board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders.  Although there are many other factors, the board seeks individuals with experience on operating and growing businesses.

Director Attendance at Annual Meetings

Although the Company does not have a policy regarding director attendance of our annual meeting of stockholders, board members are encouraged to attend. Patrick White and Norman Gardner attended the 2019 annual meeting of stockholders.

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Role of the Board in Risk Oversight

The Company’s risk management function is overseen by the board. This oversight is conducted in part through the board’s committees. Our Audit Committee focuses on risks associated with financial matters, particularly financial reporting and disclosures, accounting, internal control over financial reporting, financial policies, and compliance with legal and regulatory matters related to accounting and financial reporting. Our Nominating and Corporate Governance Committee focuses on the oversight of risks associated with our corporate governance, including board membership and structure. Our Compensation Committee focuses on the oversight of risks arising from our compensation policies and programs.

While our board committees have certain oversight responsibilities, the full board retains responsibility for general oversight of risk. Our Chairman works closely together with other members of the board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. In addition, our management keeps the board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks.

Code of Business Conduct and Ethics

The board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. The Code of Ethics is available on our website at www.verifyme.com/code-of-conduct. The information contained on our website is not a part of this proxy statement.

Anti-Hedging Policy

We have a no hedging policy that prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Stockholder Communications

Stockholders may send correspondence by mail to the full board of directors or to individual directors. Stockholders should address correspondence to the board of directors or individual board members in care of: VerifyMe, Inc., 75 S. Clinton Ave, Suite 510, Rochester, New York 14604, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the board of directors, the individual director, one of the aforementioned committees of the board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

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MANAGEMENT AND EXECUTIVE OFFICERS

We are currently served by four executive officers, Mr. White, Ms. Gezerlis, Mr. Goldstein and Mr. Fliderman.

Patrick White, age 67, is our President and Chief Executive Officer. Additional information about Mr. White can be found under “Proposal One: Election of Directors.”

Margaret Gezerlis, age 39, has been our Chief Financial Officer since May 2018. In November 2018, Ms. Gezerlis became our employee. Ms. Gezerlis was previously an employee of the CFO Squad LLC from February 2018 until November 2018, where she worked as an independent contractor for the Company. Previously, Ms. Gezerlis was a Financial Reporting Manager at Bankrate.com from March 2017 until February 2018. Prior to her position at Bankrate.com, Ms. Gezerlis was a financial reporting manager for Westport Fuel Systems Inc. (Nasdaq:WPRT), previously Fuel Systems Solutions, Inc. (Nasdaq:FSYS), from September 2015 to November 2016, a senior financial analyst from March 2014 to September 2015 and a performance services manager for Workiva Inc. (NYSE:WK) from June 2012 to March 2014. Ms. Gezerlis holds an international accounting qualification from the Association of Chartered Certified Accountants.

Keith Goldstein, age 52, has served as the acting Chief Operating Officer of the Company since September 2017. Mr. Goldstein is the manager and principal of POC Advisory Group, LLC, which provides business advisory services, since May 2017. We contract with POC Advisory Group, LLC for Mr. Goldstein’s services. Mr. Goldstein was the Chief Executive Officer of Infinacom, a provider of biometric based security solutions, from April 2018 until March 2019. He was previously Chief Executive Officer of ABCorp., North America, a supplier of secure payment, retail and identification cards, vital record and transaction documents, systems and services to governments and financial institutions, from 2011 until April 2017, and has provided professional sales and advisory services to ABCorp. since April 2017.

Sandy Fliderman, age 43, has been the Company’s Chief Technology Officer since 2015. Mr. Fliderman is the President and Co-Founder of Industry FinTech Inc. since February 1, 2017. Prior to his current role with the Company, Mr. Fliderman was the Chief Information Officer at VEEDIMS, LLC, an Internet of Things technology company specializing in data collection and distribution in the aerospace and marine industries. In addition IT/IS, R&D and Operations, Mr. Fliderman lead the charge for VEEDIMS, LLC to attain the AS9100 and ISO9001:2008 certifications needed to do business in the aerospace markets. Mr. Fliderman started his career working on the trading floor at JPMorgan Chase & Co. (NYSE:JPM) for a number of years before founding the NYC based digital creative agency called Zaah where he was Chief Technology Officer and Founder for almost 15 years. Mr. Fliderman was co-inventor on a number of patents and created the technology behind VerifyMe.

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EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2019 and fiscal year ended December 31, 2018 (“fiscal year 2018”). For fiscal year 2019, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

•	Patrick White, our President and Chief Executive Officer;

•	Keith Goldstein, our acting Chief Operating Officer; and

•	Margaret Gezerlis, our Chief Financial Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($)		Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Patrick White	2019	200,000	(3)	15,290	(4)	89,075	14,400	318,765
CEO	2018	200,000	(3)	16,240	(4)	48,466	14,400	279,106

Keith Goldstein (5)	2019	170,000		--		163,286	14,400	348,307
Acting COO	2018	145,000		--		238,810	14,400	431,145

Margaret Gezerlis (6)	2019	84,000		--		27,280	12,000	123,280
CFO	2018	10,500		--		4,032	10,000	24,532

(1)	Represents the grant date fair value of the option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 of the financial statements to our Form 10-K for the year ended December 31, 2019.

(2)	The amounts shown in this column reflect amounts paid by us to or on behalf of each named executive officer for medical insurance reimbursement.

(3)	Pursuant to Mr. White’s Employment Agreement, $50,000 of his annual salary was deferred for each year of the two-year term beginning August 15, 2017, for a total deferred salary of $100,000. This amount was subsequently deferred for another year and was to become due on August 15, 2020. See “Employment and Consulting Agreements with Named Executive Officers” below.

(4)	Represents the aggregate grant date fair value of the restricted stock awards granted to Mr. White for his service as a director, calculated in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the restricted stock awards are set forth in Note 1 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(5)	We have a consulting agreement with POC Advisory Group, LLC, of which Mr. Goldstein is the managing member, pursuant to which Mr. Goldstein serves as the Company’s acting Chief Operating Officer. The Company compensates POC Advisory Group, LLC for Mr. Goldstein’s time at a rate of $14,500 per month.

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(6)	Ms. Gezerlis was appointed Chief Financial Officer on May 17, 2018. On November 15, 2018, Ms. Gezerlis became a part-time employee of the Company. For 2018, the amounts paid to Ms. Gezerlis also include her consulting fees.

Employment and Consulting Agreements with Named Executive Officers

Patrick White - Chief Executive Officer

The Company entered into an Employment Agreement, dated as of August 15, 2017, with Patrick White, the Chief Executive Officer of the Company, with an annual salary of $200,000. Mr. White agreed to defer $50,000 each year until August 15, 2019 in order to improve the Company’s liquidity. On August 13, 2019, Mr. White entered into an Amendment to his Employment Agreement, extending it for one year at the same base annual salary of $200,000 and deferring the $100,000 he was owed and $50,000 of his current salary until August 15, 2020. In connection with the Amendment, the board granted Mr. White immediately vesting incentive stock options under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) for 10,000 shares of common stock that expires five-years from the date of grant with an exercise price of $7.00 per share. On April 16, 2020, we awarded Mr. White a restricted stock award of 37,500 shares of our common stock in lieu of the $150,000 in deferred salary. The restricted stock award vests in full one-year from the date of grant, subject to Mr. White’s continued services as an officer and employee on the vesting date. In the event of Mr. White’s termination without cause, Mr. White is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his salary, and a continuation of benefits for six months. In connection with his 2017 Employment Agreement and a Consulting Agreement, dated as of June 2, 2017, he received grants of options for 100,000 shares of common stock that expire five years from the date of grant with an exercise price of $3.50 per share, and on April 17, 2018, he received options for 40,000 shares of common stock which expire five years from the date of grant and have an exercise price of $3.50 per share. These awards were amended in April 2020 to extend the term such that the options expire eight years from the date of grant. All of Mr. White’s stock options are vested. In the event Mr. White is terminated or his title as Chief Executive Officer changes within 12 months following a change in control, Mr. White will be entitled to receive any unpaid salary and expenses, a payment equal to 18 months of his salary at the rate in effect on the date of such termination, and a continuation of benefits for a period of 18 months. On May 19, 2020, we agreed to extend Mr. White’s Employment Agreement until August 15, 2021 and to include automatic renewal provisions for one-year terms. In addition, Mr. White agreed that if we have not listed our securities on a national securities exchange by August 15, 2020, he will continue to defer $50,000 of his annual salary until the earlier of the completion of a capital raise of $5 million or more or the Compensation Committee’s decision to reinstate such salary in full or part. On August 15, 2020, the deferral of Mr. White’s salary ends and his salary will be restored to its full amount of $200,000.

Keith Goldstein - Acting Chief Operating Officer

On September 1, 2017, the Company entered into a six-month Consulting Agreement pursuant to which Mr. Goldstein served as our acting Chief Operating Officer and received a monthly fee of $10,000 per month plus 4% of any sales made by Mr. Goldstein on behalf of the Company. Mr. Goldstein was granted options to purchase 40,000 shares of our common stock with an exercise price of $2.00 per share and a five-year term that vested in equal monthly increments over the initial six-month term.

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On March 1, 2018, the Company amended the Consulting Agreement with POC Advisory Group, LLC, an entity controlled by Mr. Goldstein, for a one-year term which expired on February 28, 2019, under which Mr. Goldstein received a monthly fee of $12,500 per month. The amendment provided Mr. Goldstein with additional options to purchase 20,000 shares of our common stock with an exercise price of $10.51 per share that have a five-year term. Options with respect to 10,000 shares vested upon execution of the amendment and options with respect to the remaining 10,000 shares vested on February 28, 2019. The amendment also terminated Mr. Goldstein’s right to the 4% sales commission. In February 2019, the Company agreed to renew Mr. Goldstein’s agreement on a month-to-month basis on the terms of the amendment, pending board approval of a new agreement. On April 9, 2019, we entered into a Second Amendment to the Consulting Agreement with POC Advisory Group, LLC. The key provisions of the second amendment to the Consulting Agreement include the following:

•	Mr. Goldstein receives a monthly consulting fee of $14,500 for services provided;

•	Mr. Goldstein received a grant of stock options under the 2017 Plan to purchase 20,000 shares of our common stock with an exercise price of $9.75 per share. The options vest annually in equal increments over a two-year period with the first vesting date being March 1, 2020, subject to Mr. Goldstein performing services for the Company as of each applicable vesting date and executing the Company’s standard stock option agreement. Any unvested options will vest immediately upon a change of control;

•	the Second Amendment is for a two-year term beginning March 1, 2019 and expiring on March 1, 2021.

The Consulting Agreement, as amended, may be terminated at any time by the Company for cause. If terminated without cause, Mr. Goldstein is entitled to any unpaid fees and any unpaid and accrued expenses. The Consulting Agreement, as amended, contains non-compete provisions prohibiting Mr. Goldstein from competing with us during the term of the Consulting Agreement and for one year after termination.

Margaret Gezerlis - Chief Financial Officer

On May 17, 2018, we appointed Margaret Gezerlis as our Chief Financial Officer and entered into a Consulting Agreement with Ms. Gezerlis under which the Company agreed to pay Ms. Gezerlis a $1,000 signing bonus and a consulting fee of $1,500 per month. Prior to her appointment, Ms. Gezerlis had been an employee of the CFO Squad LLC since February 2018 and had provided services to the Company through her employment at CFO Squad LLC.

On November 15, 2018, we entered into an Employment Agreement with Ms. Gezerlis with an initial term of one year, which automatically renews for additional one year terms until either party gives 30 day notice of non-renewal or otherwise terminates the agreement according to its terms. Under the Employment Agreement, Ms. Gezerlis is entitled to an annual base salary of $84,000 per year as well as a monthly stipend of $1,000 in lieu of benefits. The Employment Agreement also provides that Ms. Gezerlis’ annual base salary will increase to $145,000 upon the successful listing of our common stock on a national securities exchange. On June 18, 2020, upon the listing of our common stock and warrants to purchase common stock on The Nasdaq Capital Market, Ms. Gezerlis’ annual base salary increased to $145,000 and she received the money accrued for the interim salary increase. Additionally, pursuant to the Employment Agreement, on March 11, 2019, Ms. Gezerlis was granted options to purchase 2,000 shares of common stock at an exercise price of $16.05 per share. The options vested quarterly in equal installments over one year. The Employment Agreement can be terminated by us for cause or by Ms. Gezerlis for good reason. Additionally, by its terms the Employment Agreement terminates automatically upon a change of control. If terminated by us without cause or by Ms. Gezerlis with good reason Ms. Gezerlis is entitled to any accrued and unpaid salary and expenses, a payment equal to 12 months of her then base salary, and six months of benefits. If the Employment Agreement terminates due to a change of control of our company, Ms. Gezerlis will be entitled to a payment equal to 18 months of her then base salary and 18 months of benefits. If terminated upon us giving notice of non-renewal and she remains employed until the end of the respective term, Ms. Gezerlis is entitled to any accrued and unpaid salary and expenses and six months of benefits.

On January 7, 2020, Ms. Gezerlis received a grant of stock options for 4,000 shares of common stock that expire in five-years which are exercisable at $3.50 per share and vest quarterly over 2020 subject to continued service as an officer on each applicable vesting date. In April 2020, the Company approved a salary increase of $4,000 per month, to a total of $11,000 per month, for Ms. Gezerlis, half of which we deferred and paid in full upon the closing of our June 2020 public offering of our securities. Ms. Gezerlis now receives the full amount of the salary increase on a monthly basis. On May 7, 2020, Ms. Gezerlis became entitled to receive a commission equal to 5.0% of the gross sales price of Company products and services sold by Ms. Gezerlis beginning on April 21, 2020.

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Other Consulting Agreement

On June 29, 2017, we entered into a Consulting Agreement with Norman Gardner. Under the terms of the Consulting Agreement, Norman Gardner will receive a monthly consulting fee of $12,500 over a three-year term beginning June 30, 2017. The Consulting Agreement provides that we will reimburse Mr. Gardner for up to $1,000 a month for health insurance and other medical expenses and will provide Mr. Gardner with a grant of stock options to purchase 200,000 shares of common stock at an exercise price of $3.50 per share. The options are fully vested and exercisable over a five-year term. This award was amended in April 2020 to extend the term such that the options expire eight years from the date of grant. In the event of termination without cause, Mr. Gardner is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his consulting fee, and a continuation of benefits for a period of 12 months. The Consulting Agreement further provides for 18 months of severance and health insurance reimbursement upon a change of control if Mr. Gardner terminates the agreement within one year of the change of control. On May 19, 2020, we amended Mr. Gardner’s agreement to include automatic renewal provisions for one-year terms.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for our Named Executive Officers as of December 31, 2019.

Name (a)	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(e)	Option Expiration Date (f)
Patrick White	140,000	-	-	3.50	8/08/2022
	10,000	-	-	7.00	8/14/2024
Keith Goldstein	20,000 (1)	-	-	10.51	3/01/2023
	40,000 (1)	-	-	2.00	8/31/2022
	-	20,000 (1)(2)		9.75	4/05/2024
Margaret Gezerlis	2,000	-	-	16.05	11/15/2023

(1)	These options are held by POC Advisory Group LLC, of which Mr. Goldstein is the managing member.

(2)	Vest in equal annual installments beginning on March 1, 2020.

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DIRECTOR COMPENSATION

Our directors are eligible to receive options, restricted stock and other equity linked grants under our equity incentive plans. Board compensation is determined on an annual basis.

The following table sets forth information about the compensation earned by or paid to our directors during our fiscal year ended December 31, 2019. Please refer to the “Summary Compensation Table” above for compensation earned by Mr. White as a member of the board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)		Total Compensation ($)
Norman Gardner	-	15,290	162,000	(3)	177,290
Howard Goldberg	-	84,760	-		84,760
Marshall Geller	-	77,115	-		77,115
Dr. Arthur Laffer	-	55,825	-		55,825
Chris Gardner	-	35,540	-		35,540
Scott Greenberg	-	1,519	-		1,519
Eugene Robin (4)	-	38,071	-		38,071

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures granted to the independent members of our board of directors during 2019, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 to our audited financial statements for the year ended December 31, 2019.

(2)	Represents grants of restricted common stock in 2019 vesting quarterly over a one-year period, and restricted stock granted in 2018 that vested in 2019. Mr. Robin resigned in September 2019 and forfeited 2,400 shares which had not vested.

(3)	Mr. Gardner receives a monthly consulting fee of $12,500 and is reimbursed up to $1,000 a month for health insurance and other medical expenses. See “Other Consulting Agreement” above.

(4)	Mr. Robin is a former director.

The table below sets forth the unexercised options held by each of our non-employee directors outstanding as of December 31, 2019.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2019
Norman Gardner	90,000 (1)
Chris Gardner	--
Marshall Geller	--
Howard Goldberg	--
Scott Greenberg	--
Arthur Laffer	--

(1)	The expiration date for these options is June 28, 2025 and the exercise price is $3.50 per share.

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Security Ownership of management

and Certain Beneficial Owners

The following table sets forth the number of shares of our common stock beneficially owned as of August 13, 2020, by (i) those persons known by us to be owners of more than 5% of its common stock, (ii) each director, (iii) our named executive officers (as disclosed in the Summary Compensation Table), and (iv) our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: VerifyMe, Inc., 75 S. Clinton Avenue, Suite 510, Rochester, New York 14604. We also have 0.85 share of Series B Convertible Preferred Stock outstanding held by the Estate of Claudio Ballard.

Beneficial Owner	Amount of Beneficial Ownership of Common Stock (1)		Percent of Common Stock Beneficially Owned (1)
Named Executive Officers:
Patrick White	250,500	(2)	4.4%
Sandy Fliderman	63,728	(3)	1.1%
Keith Goldstein	70,000	(4)	1.2%
Margaret Gezerlis	5,000	(5)	*
Directors:
Norman Gardner	219,290	(6)	3.9%
Chris Gardner	74,318	(7)	1.3%
Marshall Geller	306,282	(8)	5.4%
Howard Goldberg	143,636	(9)	2.6%
Scott Greenberg	52,106	(10)	*
Arthur Laffer	129,421	(11)	2.3%
All current directors and executive officers as a group (10 persons)	1,314,281		21.2%

* indicates less than 1%

(1)	Based on 5,575,554 shares of common stock issued and outstanding as of August 13, 2020. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or warrants. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options or warrants except for those vesting within 60 days. As for the 5% stockholders, we are relying upon reports filed by each 5% stockholder with the SEC.

(2)	Includes 60,000 and 37,500 shares of time-vested restricted stock that vests in full on August 5, 2021 and April 16, 2021, respectively, and 140,000 and 10,000 shares of common stock underlying stock options exercisable at $3.50 per share and $7.00 per share, respectively.

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(3)	Includes 33,614 shares of common stock and 25,614 shares of common stock underlying warrants exercisable at $4.60 per share held by Industry Private Capital LLC, which are beneficially owned by Mr. Fliderman. Mr. Fliderman is the majority owner and co-manager of Industry Private Capital LLC.

(4)	Includes 10,000 shares of common stock underlying stock options exercisable at $9.75 per share, 40,000 shares of common stock underlying stock options exercisable at $2.00 per share and 20,000 shares of common stock underlying stock options exercisable at $10.51 per share all of which are held by POC Advisory Group LLC, which are beneficially owned by Mr. Goldstein. Mr. Goldstein is the managing member and primary owner of POC Advisory Group LLC.

(5)	Includes 2,000 shares of common stock underlying stock options exercisable at $16.05 per share and 3,000 shares of common stock underlying stock options exercisable at $3.505 per share.

(6)	Includes 40,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 3,300 shares of common stock underlying stock options exercisable at $5.50 per share, 5,000 shares of common stock underlying stock options exercisable at $12.50 per share, and 90,000 shares of common stock underlying stock options exercisable at $3.50 per share. Does not include Mr. Gardner’s minority ownership of an entity that holds 896 shares of our common stock.

(7)	Includes 15,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 16,009 shares of common stock underlying warrants exercisable at $4.60 per share and 10,000 and 7,500 shares of common stock underlying stock options exercisable at $3.505 per share.

(8)	Includes 40,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 7,000 shares of common stock underlying warrants exercisable at $4.60 per share, 150,341 shares of common stock held by the Marshall & Patricia Geller Living Trust (the “Geller Trust”), which are beneficially owned by Mr. Geller, 3,000 shares of common stock underlying stock options exercisable at $5.295 per share held by the Geller Trust, 10,000 and 7,500 shares of common stock underlying stock options exercisable at $3.505 per share held by the Geller Trust, 31,941 shares of common stock underlying warrants exercisable at $4.60 per share held by the Geller Trust, 14,300 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust, 22,880 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust, and 12,320 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust.

(9)	Includes 35,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 4,290 and 28,600 shares of common stock underlying warrants exercisable at $7.50 per share, 5,000 shares of common stock underlying stock options exercisable at $5.295 per share, and 10,000 and 7,500 shares of common stock underlying stock options exercisable at $3.505 per share. Mr. Goldberg’s shares are held directly in a pledged account with Merrill Lynch, but as of August 13, 2020, no debt is outstanding in this account.

(10)	Includes 25,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 7,500 shares of common stock underlying stock options exercisable at $3.505 per share and 6,403 shares of common stock underlying warrants exercisable at $4.60 per share.

(11)	Includes 15,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 25,600 and 10,800 shares of common stock underlying warrants exercisable at $4.60 per share, 10,000 and 7,500 shares of common stock underlying stock options exercisable at $3.505 per share, and 3,000 shares of common stock underlying stock options exercisable at $4.025 per share.

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PROPOSAL TWO:

TO APPROVE the VerifyMe, Inc. 2020 Equity Incentive Plan

We are asking our stockholders to approve the adoption of the VerifyMe, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The Compensation Committee selected and retained Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consulting firm, and instructed FW Cook to advise the Committee on the design and terms of the 2020 Plan. Following consultation with FW Cook, our board of directors approved and adopted the 2020 Plan on August 10, 2020, subject to stockholder approval. The 2020 Plan is now being submitted to our stockholders for their approval.

The 2020 Plan will become effective upon stockholder approval, and no awards may be granted under the 2020 Plan after the date that is 10 years from the date the 2020 Plan was last approved by our stockholders.

If approved, the 2020 Plan will replace the Company’s 2017 Plan, and no further awards would be granted under the 2017 Plan.

The closing stock price of a share of the Company’s common stock as reported on the Nasdaq Stock Market on August 13, 2020, our record date, was $4.47.

Description of the 2020 Plan

The full text of the 2020 Plan is attached to this proxy statement as Exhibit A. The principal terms of the 2020 Plan are described below, but the description is qualified in its entirety by reference to the 2020 Plan itself. In the event of a conflict between the description and the terms of the 2020 Plan itself, the terms of the 2020 Plan will govern. The 2020 Plan will not become effective unless approved by our stockholders.

Purpose

The purpose of the 2020 Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to employees and non-employee directors of the Company or its affiliates, and any other individuals who perform services for the Company or its affiliates.

Administration

Except as noted below, the 2020 Plan will be administered by the Compensation Committee (the “Committee”) of the board of directors. Under the 2020 Plan, each member of the Committee is required to be, and currently is, both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the Company’s shares of common stock are traded.

The Committee will have the authority to select the employees and other individuals (other than non-employee directors) to receive awards under the 2020 Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the 2020 Plan and the awards granted under the 2020 Plan, to establish, amend and rescind any rules and regulations relating to the 2020 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2020 Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

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The board of directors has all the powers otherwise vested in the Committee by the terms of the 2020 Plan in respect of awards granted to non-employee directors.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the Committee nor the board may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the 2020 Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Eligible Participants

Employees and non-employee directors of the Company or its affiliates, and other individuals who perform services for the Company or any of its affiliates, are eligible to receive awards under the 2020 Plan. As of August 13, 2020, approximately 20 persons, including four executive officers, six non-employee directors and approximately 10 other individuals may be considered for awards under the 2020 Plan.

Neither the Committee nor the board has made any decisions with respect to the individuals who may receive awards under the 2020 Plan on or after September 30, 2020 or the amount or nature of future awards.

Authorized Shares

The maximum number of shares available for grant and issuance under the 2020 Plan will be (a) 1,069,110, plus (b) the number of shares available for issuance under the 2017 Plan on September 30, 2020.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of common stock related to awards issued under the 2020 Plan or the 2017 Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of common stock for any reason will be added back and again be available for issuance under the 2020 Plan. In addition, shares of common stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of common stock covered by an award that is settled in cash, will be added back and again be available for issuance under the 2020 Plan.

Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of common stock that may be issued under the 2020 Plan.

Types of Awards

The 2020 Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the 2020 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the 2020 Plan.

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Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. Notwithstanding the foregoing, in the event that on the expiration date of a nonqualified stock option, (a) the exercise of the option is prohibited by applicable law, or (b) shares of common stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A of the Code, extend the expiration date of the nonqualified stock option, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the option is above the fair market value of a share of common stock on the initial expiration date. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights (other than stock appreciation rights assumed or granted in substitution for outstanding stock appreciation rights of a company acquired by the Company or any affiliate) are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant. Notwithstanding the foregoing, in the event that on the expiration date of a stock appreciation right, (a) the exercise of the stock appreciation right is prohibited by applicable law, or (b) shares of common stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A of the Code, extend the expiration date of the stock appreciation right, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the stock appreciation right is above the fair market value of a share of Common Stock on the initial expiration date.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the 2020 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

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Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Performance Awards. The Committee may grant awards of restricted stock, restricted stock units or other stock-based awards as “performance awards,” with the vesting or payment of such awards based on the achievement of specified performance objectives. Performance objectives may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following: (i) earnings including operating income, economic income, economic net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) such other performance objectives determined by the Committee in its sole discretion; and (xx) any combination of any of the foregoing. The Committee may provide that, in measuring the achievement of the performance objectives, an award may include or exclude items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of force majeure events (such as a pandemic), accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items. Performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an affiliate, or a division or strategic business unit of the Company or an affiliate, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, or other pre-established target or designated comparison group, all as determined by the Committee. Performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the board during such year, shall not exceed $300,000. The independent members of the board may make exceptions to this limit for a non-executive chair of the board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

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Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of common stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of common stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of common stock that may be issued under the 2020 Plan pursuant to incentive stock options may not exceed, in the aggregate, 1,000,000.

Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. Incentive stock options may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2020 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include in an award agreement provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide in an award agreement provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

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“Change in control” generally means the occurrence of any one or more of the following events:

(a)	an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; and (iii) by an overall reduction in the number of the Company’s outstanding securities;

(b)	a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(c)	a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(d)	a majority of the members of the board serving on the date the 2020 Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the board within any 24-month period; provided that any new board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(e)	the complete dissolution or liquidation of the Company.

No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Recoupment

Notwithstanding anything in the 2020 Plan or in any award agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or stock exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the 2020 Plan by the Company at any time.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Committee or board, as applicable, shall adjust the (a) the class and aggregate number of shares available under the 2020 Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the 2020 Plan; and (c) the class and number of shares subject to any other awards granted under the 2020 Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or board.

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Amendments and Termination

The 2020 Plan may be amended in whole or in part at any time and from time to time by the board, and the terms of any outstanding award under the 2020 Plan may be amended from time to time by the Committee (or board as applicable) in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the 2020 Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; or (d) amend or repeal the prohibitions against repricing or exchange. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The 2020 Plan may be suspended in whole or in part at any time and from time to time by the board. The 2020 Plan shall terminate upon the adoption of a resolution of the board terminating the 2020 Plan. No award may be granted under the 2020 Plan after the date that is 10 years from the date the 2020 Plan was last approved and adopted by the stockholders of the Company. No termination of the 2020 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the 2020 Plan.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2020 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee or board, as applicable.

Certain U.S. Federal Income Tax Consequences of 2020 Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2020 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2020 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term capital gain, without a Company tax deduction.

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Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain, but will not result in any further deduction for the Company.

Equity Compensation Plan Information as of December 31, 2019

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	177,800	$8.00	345,250
Equity compensation plans not approved by security holders (2)	180,471	3.50	--
Total	358,271	$11.50	345,250

(1)	As of December 31, 2019, under the 2013 Omnibus Equity Compensation Plan, as amended, (the “2013 Plan”) and the 2017 Plan, grants of restricted stock and options to purchase 56,750 shares of common stock have been issued and are unvested or unexercised, and 345,250 shares of common stock remain available for grants under the 2013 Plan and the 2017 Plan.

(2)	Consists of individual grants to employees and consultants for services rendered to the Company which were not made under the Company’s existing equity incentive plans.

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Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the 2020 Plan.

The board of directors recommends that you vote FOR the proposal to approve the 2020 Equity Incentive Plan.

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PROPOSAL THREE:

RATIFICATION OF THE appointment of

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The stockholders are being asked to ratify the Audit Committee’s selection of MaloneBailey.

Stockholder ratification of the selection of MaloneBailey is not required by our Bylaws or otherwise. However, the board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain MaloneBailey. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised by MaloneBailey that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

The board of directors recommends that you vote FOR the proposal to ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Fees for Professional Services Provided by MaloneBailey, LLP

The following table shows fees for professional services provided by MaloneBailey during the fiscal year ended December 31, 2019, which we refer to as fiscal year 2019 and the fiscal year ended December 31, 2018, which we refer to as fiscal year 2018.

	Fiscal Year 2019	Fiscal Year 2018
Audit Fees (1)	$57,000	$44,000
Tax Fees (2)	5,000	5,000
All Other Fees (3)	8,640	3,000
Total	$70,640	$52,000

(1)	Audit fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Tax fees relate to services performed in connection with the Company’s annual tax return.

(3)	All other fees relate to services rendered in connection with our registration statement filings with the SEC.

We did not incur any audit related fees in fiscal years 2019 or 2018.

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Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided and fees charged by MaloneBailey were approved by our Audit Committee.

Independence Analysis by Audit Committee

The Audit Committee considered whether the provision of the services described above was compatible with maintaining the independence of MaloneBailey and determined that the provision of these services was compatible with the firm’s independence.

REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2019, the Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Scott Greenberg, Chair

Marshall Geller

Howard Goldberg

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires directors, officers and greater than 10% stockholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in Company securities. During fiscal year 2019, all of our directors and officers timely complied with the filing requirements of Section 16(a) of the Exchange Act, except for Patrick White, a director and officer, who filed one late Form 4 with respect to one transaction, and Chris Gardner, a director, who filed a late Form 3 and reported four late Form 4 transactions on a timely filed Form 5. In making this statement, we have relied upon the written representations of our directors and officers, and copies of the reports that they have filed with the SEC.

Certain Relationships and Related person Transactions

The following is a summary of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the last two recent fiscal years and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation.”

On March 6, 2020, we completed the offering of $1,992,000 of senior secured convertible debentures (the “2020 Debentures”) and 498,000 warrants to purchase common stock (the “2020 Warrants”). Certain of our directors and officers participated in the offering as follows:

•	Chris Gardner - $50,000 of 2020 Debentures and 2020 Warrants for 12,500 shares;

•	Marshall Geller - $100,000 of 2020 Debentures and 2020 Warrants for 25,000 shares;

•	Scott Greenburg - $20,000 of 2020 Debentures and 2020 Warrants for 5,000 shares;

•	Arthur Laffer - $80,000 of 2020 Debentures and 2020 Warrants for 20,000 shares; and

•	Sandy Fliderman, through an entity of which he is a 51% owner and co-manager - $80,000 of 2020 Debentures and 2020 Warrants for 20,000 shares.

On June 22, 2020, we completed an underwritten public offering of units (the “Units”) consisting of one share of our common stock and a warrant to purchase one share of common stock at an exercise price equal to $4.60 per share of common stock. The public offering price was $4.60 per Unit. Marshall Geller purchased 7,000 Units in the offering for an approximate purchase price of $32,000, and Arthur Laffer purchased 10,800 Units in the offering for an approximate purchase price of $50,000.

Also on June 22, 2020, immediately upon closing of the offering described above, we cancelled the 2020 Warrants issued to the four directors and the entity related to Sandy Fliderman and in lieu thereof, the directors and the entity related to Sandy Fliderman received 0.4 share of common stock for each share formerly underlying such cancelled 2020 Warrant. As a result, Chris Gardner received 5,000 shares of common stock with approximate value of $20,000; Marshall Geller received 10,000 shares of common stock with an approximate value of $40,000; Scott Greenberg received 2,000 shares of common stock with an approximate value of $8,000; and Arthur Laffer and the entity related to Sandy Fliderman each received 8,000 shares of common stock with an approximate value of $32,000.

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Also on June 22, 2020, immediately upon the closing of the offering described above, the 2020 Debentures issued to the four directors and the entity related to Sandy Fliderman were automatically converted into shares of common stock and warrants to purchase shares of common stock. As a result, Chris Gardner received 16,009 shares of common stock and warrants to purchase 16,009 shares of common stock with an approximate value of $64,000; Marshall Geller received 31,941 shares of common stock and warrants to purchase 31,941 shares of common stock with an approximate value of $128,000; Scott Greenberg received 6,403 shares of common stock and warrants to purchase 6,403 shares of common stock with an approximate value of $26,000; Arthur Laffer received 25,600 shares of common stock and warrants to purchase 25,600 shares of common stock with an approximate value of $103,000; and the entity related to Sandy Fliderman received 25,614 shares of common stock and warrants to purchase 25,614 shares of common stock with an approximate value of $103,000.

In January 2018, we issued 34,994 shares and 34,994 warrants to purchase common stock at an exercise price of $7.50 per share to entities controlled by Paul Klapper, a former member of our board of directors, relating to a note payable conversion that took place in June 2017 prior to the time he became a director.

On February 19, 2018, we authorized a warrant reduction program (the “Program”) permitting warrant holders of our outstanding $7.50 warrants to exercise their warrants for $5.00 (the “Reduced Price”) under the terms of the Program. We received total gross proceeds of approximately $2,079,345 from the exercise of warrants under the Program at the Reduced Price. Included in the above amounts are gross proceeds of $1,205,458 from then directors including $572,000 from Carl Berg, $110,000 from Marshall Geller, $71,500 from Harvey Eisen, and $451,958 from Laurence Blickman.

On March 31, 2018, we entered into the Settlement Agreement with Paul Klapper, who was at the time a member of our board, and certain other parties named in the Settlement Agreement. Pursuant to the terms of the Settlement Agreement, we (i) paid a total of $500,000 (the “Settlement Amount”) to a fund controlled by Paul Klapper and an additional party and (ii) issued a total of 20,000 shares of our common stock to the fund and the third party (the “Settlement Shares”). The Settlement Agreement provides for the cancellation of certain revenue sharing agreements, as of March 31, 2018, between us and Mr. Klapper (or an affiliate) and the third party, and terminates our obligation to issue Mr. Klapper or affiliates warrants to purchase 74,000 shares of our common stock at an exercise price of $20.00 per share.  As a condition of entering into the Settlement Agreement, we accelerated the vesting of 3,000 shares of restricted common stock held by Mr. Klapper which were part of a 6,000 share grant on August 2017. Mr. Klapper joined the board on July 14, 2017 and resigned as of March 31, 2018.

On July 31, 2018, our former director, Laurence Blickman, exercised 28,790 warrants held by an entity under his control at an exercise price of $7.50 per share for a total price of $215,929.

In 2017, we authorized a private placement with a maximum offering amount of $2,100,000 allowing investors to purchase units consisting of 14,300 shares of common stock and 14,300 five-year warrants exercisable at $7.50 per share. In January 2018, we approved an increase in the offering. The following directors or former directors of ours purchased the following securities in connection with the offering:

•	Carl Berg - $400,000 for 114,400 shares and 114,400 warrants;

•	Laurence Blickman $ 292,343 for 83,448 shares and 83,448 warrants;

•	Harvey Eisen - $50,000 for 14,300 shares and 14,300 warrants;

•	Marshall Geller - $250,000 for 71,500 shares and 71,500 warrants;

•	Howard Goldberg - $115,000 for 32,890 shares and 32,890 warrants;

•	Larry Schafran - $120,000 for 34,320 shares and 34,320 warrants (including shares issued to a member of Schafran’s household);

•	Paul Klapper - $26,000 for 7,436 shares and 7,436 warrants.

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OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

Patrick White
President and Chief Executive Officer

Rochester, New York
August 20, 2020

We will make available at no cost, upon your written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing, if any. Written requests should be made to: Patrick White, President and Chief Executive Officer, VerifyMe, Inc., 75 S. Clinton Ave., Suite 510, Rochester, New York 14604.

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APPENDIX A

VERIFYME, INC.

2020 EQUITY INCENTIVE PLAN

Section 1.            Purpose

The purpose of the VerifyMe, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote stockholder value and the future success of VerifyMe, Inc. (the “Company”) by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its Affiliates (as defined below), and any other individuals who perform services for the Company or its Affiliates.

Section 2.            Definitions

2.1         “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2         “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Units granted pursuant to Section 9; and (e) Other Stock-Based Awards granted pursuant to Section 10.

2.3         “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4         “Board” means the Board of Directors of the Company.

2.5         “Change in Control” means the happening of any of the following:

(a)       any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(b)       there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50 percent of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50 percent of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c)       there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(d)       individuals who, immediately following the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board within any 24-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest), such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(e)       the complete dissolution or liquidation of the Company.

Notwithstanding the foregoing, a “Change in Control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments that are accelerated on account of a Change in Control), a Change in Control will occur only if such event also constitutes a “change in the ownership,” “change in effective control,” or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined by Section 1.409A-3(i)(5) of the Treasury Regulations, but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6         “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.7         “Committee” means the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals. Each member of the Committee must be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (b) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” include persons to whom the Committee has delegated authority pursuant to Section 3.4.

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2.8            “Common Stock” means the common stock, par value $0.001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.9            “Company” means VerifyMe, Inc., a Nevada corporation.

2.10          “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, for Incentive Stock Options, Disability will mean a “permanent and total disability” as defined by Section 22(e) of the Code; and provided further, that to the extent an Award subject to Section 409A is payable upon a Participant’s Disability, a Disability will not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

2.11          “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.12          “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.13          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.14          “Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Affiliate, (ii) any employee benefit plan of the Company or any Affiliate or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities.

2.15          “Fair Market Value” of a share of Common Stock as of any specific date means the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it may establish from time to time.

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2.16          “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 of the Code.

2.17          “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.18          “Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.19          “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.

2.20          “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary.

2.21          “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, or other entity.

2.22          “Prior Plan” means the VerifyMe, Inc. 2017 Equity Incentive Plan.

2.23          “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.24          “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.25          “Restricted Stock Unit” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.26          “Section 409A” means Section 409A of the Code.

2.27          “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.28          “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3.             Administration

3.1          Administration and Authority. Except as otherwise specified herein, the Plan will be administered solely by the Committee. Subject only to Section 3.2, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to determine the time when Awards will be granted, to establish performance objectives, to prescribe the form of Award Agreement and to modify the terms of any Award that has been granted. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

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3.2          Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to non-employee directors.

3.3          Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 12, neither the Board nor the Committee may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding Option or Stock Appreciation Right after it is granted; (b) cancel an Option or Stock Appreciation Right when the exercise price of the Option or Stock Appreciation Right exceeds the Fair Market Value of a Share in exchange for cash or another Award (other than in connection with a Change in Control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the Exchange.

3.4          Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

3.5          Indemnification. No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Section 4.             Participation

4.1          Eligible Individuals. Consistent with the purposes of the Plan, subject to Section 3.2, the Committee will have exclusive power to select the employees and non-employee directors of the Company and its Affiliates and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan.

4.2          Condition to Receipt of Awards. Unless otherwise waived by the Committee, no prospective Participant will have any rights with respect to an Award unless and until such Participant has executed an Award Agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

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Section 5.             Shares Subject to Plan

5.1          Maximum Number of Shares that May Be Issued.

(a)       Available Shares. Subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 1,069,110, plus (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.

(b)       Share Counting. For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(c)       Shares Added Back. Shares of Common Stock related to Awards issued under the Plan or the Prior Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will be added back and again available for issuance under the Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an Award or to satisfy the tax withholding obligation in connection with an Award, as well as any shares of Common Stock covered by an Award that is settled in cash, will be added back and again be available for issuance under the Plan.

(d)       Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(e)       Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a).

(f)       Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable will be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.

Section 6.             Awards Under Plan

6.1          Types of Awards. Awards under the Plan may include one or more of the following types: Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

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6.2          Dividend Equivalents. Other than with respect to Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents will be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee will determine.

6.3          Transferability. An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award (other than an Incentive Stock Option) to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, or to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

6.4          Award Agreement. Unless otherwise determined by the Committee, each Award will be evidenced by an Award Agreement in such form as the Committee will prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement will be subject to the terms and conditions of the Plan.

6.5          Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee determines or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee determines.

6.6          Death, Disability and Termination. The Committee may include in an Award Agreement provisions related to the death, Disability or termination of employment or service of a Participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.7          Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.8          Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.8 or in any Award Agreement will, or will be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).

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6.9          Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.

6.10          Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any Awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, may not exceed $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Section 7.             Options

7.1          Grant of Options. The Committee may grant Awards of Options. The Committee may grant Incentive Stock Options provided the terms of such grants comply with Section 7.4 and the requirements of Section 422 of the Code. Each Option granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

7.2          Exercise Price; Expiration Date. Except for Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Option on the date that the Option is granted. The Committee in its discretion will establish the expiration date of an Option; provided that in no event will the expiration date be later than 10 years from the date that the Option is granted. Notwithstanding the foregoing, in the event that on the expiration date of a Nonqualified Stock Option, (a) the exercise of the Nonqualified Stock Option is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A, extend the expiration date of the Nonqualified Stock Option, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the Nonqualified Stock Option is above the Fair Market Value of a share of Common Stock on the initial expiration date.

7.3          Exercisability. The Option will not be exercisable unless the Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(a)       cash;

(b)       if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;

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(c)       if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such short period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(d)       if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(e)       any combination of the foregoing.

7.4          Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder will comply with the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or an Affiliate, provided such Affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) may not exceed $100,000, and any Incentive Stock Option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a Nonqualified Stock Option. Incentive Stock Option may not be transferable by a Participant other than by will or the laws of descent and distribution and may only be exercisable during the Participant’s lifetime by the Participant. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option will be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option will not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 1,000,000.

Section 8.             Stock Appreciation Rights

8.1          Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

8.2          Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion will establish the expiration date of a Stock Appreciation Right; provided that in no event will the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted. Notwithstanding the foregoing, in the event that on the expiration date of a Stock Appreciation Right, (a) the exercise of the Stock Appreciation Right is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A, extend the expiration date of the Stock Appreciation Right, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the Stock Appreciation Right is above the Fair Market Value of a share of Common Stock on the initial expiration date.

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8.3          Exercisability. Stock Appreciation Rights may not be exercisable unless the Stock Appreciation Rights have vested.

8.4          Exercise and Settlement. An Award of Stock Appreciation Rights entitles the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee will be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.

Section 9.             Restricted Stock and Restricted Stock Units

9.1          Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

9.2          Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which will be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

9.3          Vesting Conditions. The vesting of an Award of Restricted Stock or Restricted Stock Units may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 11.2.

9.4          Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made will have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

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Section 10.         Other Stock-Based Awards

10.1       Grant of Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards. Each Other Stock-Based Award granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

10.2       Vesting Conditions. The vesting of Other Stock-Based Awards may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 11.2.

10.3       Settlement. The Committee will be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.

Section 11.          Performance Awards

11.1       Grant of Performance Awards. The Committee may grant Awards of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards as “Performance Awards,” with the vesting or payment of such Awards based on the achievement of specified performance objectives.

11.2       Performance Objectives.

(a)       Amounts earned under Performance Awards will be based upon the attainment of performance objectives established by the Committee. Such performance objectives may vary by Participant and by Award, and may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following: (i) earnings including operating income, economic income, economic net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) such other performance objectives determined by the Committee in its sole discretion; and (xx) any combination of any of the foregoing. The Committee may provide that, in measuring the achievement of the performance objectives, an Award may include or exclude items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of force majeure events (such as a pandemic), accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items.

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(b)       Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate, or a division or strategic business unit of the Company or an Affiliate, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, or other pre-established target or designated comparison group, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Section 12.          Dilution and Other Adjustments

12.1       Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1, (b) the class, number and exercise price of outstanding Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards will always be a whole number) and the terms of such Awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments will be final, conclusive and binding for all purposes of the Plan.

12.2       Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

12.3       Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award. In addition, the Committee will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Option or Stock Appreciation Right such value will be equal to the excess of (i) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Option or Stock Appreciation Right, provided further that the value of any outstanding Option or Stock Appreciation Right will be zero where the exercise price of such Option or Stock Appreciation Right is greater than the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Section 13.          Amendment and Termination

13.1       Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee or Board, as applicable, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(a)       increase the number of shares available for grant specified in Section 5.1(a) (other than pursuant to Section 12);

(b)       change the class of persons eligible to receive Incentive Stock Options;

(c)       decrease the minimum Option exercise price set forth in Section 7.2 or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 12);

(d)       amend or repeal the prohibition against repricing or exchange set forth in Section 3.3; or

(e)       require stockholder approval under applicable law, regulation, rule or Exchange listing requirement.

No such amendment may adversely affect in a material manner any right of a Participant under an Award without his written consent. Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan will be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

13.2       Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan will materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

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Section 14.         Miscellaneous

14.1       Loans. No loans from the Company or any Affiliate to a Participant will be permitted in connection with the Plan.

14.2       Reservation of Rights of Company. No employee or other person will have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

14.3       Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

14.4       General Conditions of Awards. No Participant or other person will have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award has been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

14.5       Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Options, Stock Appreciation Rights, Restricted Stock Units or Other Stock-Based Awards will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 12, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

14.6       Compliance with Applicable Laws. No shares of Common Stock or other property may be issued or paid hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.

14.7       Withholding of Taxes. The Company and its Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise, lapse of restriction, settlement, payment or other taxable event of any Award under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant remit to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. The Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

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14.8         Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards will be no greater than the rights of the Company’s general creditors.

14.9         Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

14.10       No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his or her beneficiary. Furthermore, the existence of an Award will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

14.11       Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

14.12       Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

14.13       Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

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14.14       Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements will be administered, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, the Company makes no representation that Awards qualify for an exception from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit will be paid or provided in a lump sum upon the earlier of the first day of the seventh month following such separation from service and the date of the Participant’s death. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exception from or compliance with Section 409A may be amended to qualify for exception from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

*         *         *         *         *

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VERIFYME, INC. 75 S. CLINTON AVE., SUITE 510 ROCHESTER, NY 14604

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VERIFYME, INC. The Board of Directors recommends you vote FOR all the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐	________________________________

Nominees:

01) Norman Gardner	05) Scott Greenberg
02) Chris Gardner	06) Arthur Laffer
03) Marshall Geller	07) Patrick White
04) Howard Goldberg

The Board of Directors recommends you vote FOR Proposals 2 and 3.	For	Against	Abstain

2. To approve the VerifyMe, Inc. 2020 Equity Incentive Plan.	☐	☐	☐

3. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on September 30, 2020:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D21645-P43398

VERIFYME, INC.

Annual Meeting of Stockholders

September 30, 2020 at 10:00 AM (Eastern Time)

This proxy is solicited on behalf of our Board of Directors

and each matter to be voted on at the

Annual Meeting has been proposed by our Board of Directors.

The undersigned hereby appoints Patrick White and Norman Gardner, and each of them, as proxies, with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VerifyMe, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/VRME2020 at 10:00 AM (Eastern Time) on Wednesday, September 30, 2020, and any adjournment or postponement thereof.

•	This proxy will be voted as specified by you and it revokes any prior proxy given by you.

•	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the seven director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

•	Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2 and 3 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

•	You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated August 20, 2020, describing more fully the proposals listed in this proxy.

Continued and to be signed on reverse side